 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   March 23, 2021

Ameritrust Corporation

(Exact name of registrant as specified in its charter)

Wyoming	000-53371	98-0465540
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1712 Pioneer Avenue, Suite 500

Cheyenne, Wyoming 82001

 (Address of Principal Executive Offices, Including Zip Code)

(475) 217-6124

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant's Certifying Accountant.

(a) Resignation of Independent Registered Public Accounting Firm

On March 23, 2021, by mutual agreement, Somerset CPAs, P.C. (“Somerset”) resigned as independent certified public accountants for Ameritrust Corporation (the “Company”).

Somerset’s audit report on the Company’s consolidated financial statements for the Company’s fiscal years ended September 30, 2020 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles,

During the fiscal year ended September 30, 2020 and for the subsequent interim period through March 23, 2021, there were no disagreements between the Company and Somerset on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Somerset would have caused Somerset to make reference to the subject matter of the disagreement in connection with its reports on the Company’s consolidated financial statements for such periods.

The Company furnished Somerset with a copy of the above disclosure, and requested that Somerset furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements.  A copy of Somerset’s letter dated March 23, 2021 is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b)   Engagement of New Independent Registered Public Accounting Firm.

On March 23, 2021, the Company engaged Benjamin & Ko as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2021. The decision to appoint Benjamin & Ko was approved by the Board of Directors.

During the two most recent fiscal years ended September 30, 2020 and September 30, 2019 and during the subsequent interim period from October 1, 2020 through March 23, 2021, neither the Company nor anyone on its behalf consulted Benjamin & Ko regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that Benjamin & Ko concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event,” each as defined in Regulation S-K Item 304(a)(1)(v), respectively.

Item 9.01.	Financial Statements and Exhibits.

Exhibit

16.1	Letter from Somerset CPAs, P.C. to the Securities and Exchange Commission dated, March 23, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ameritrust Corporation.

Date: March 24, 2021	By:	/s/ Seong Y. Lee
Seong Y. Lee
Chief Executive Officer